EXHIBIT 10.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

We, Jamie FT Dundas (Chief Executive) and Stephen J East (Finance Director) of MEPC Limited, do hereby certify that to the best of our knowledge the Annual Report on Form 20-F for the year ended September 30, 2002 of MEPC Limited (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of MEPC Limited.

IN WITNESS WHEREOF, this certificate has been executed on this 26th day of February, 2003.

By:	/s/ JAMIE FT DUNDAS	By:	/s/ STEPHEN J EAST
	Name: Jamie FT Dundas Title: Chief Executive		Name: Stephen J East Title: Finance Director

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